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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                  ------------


        Date of Report (Date of earliest event reported): August 27, 2007


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




        California                      0-27122                 94-2900635
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


                  3011 Triad Drive                                94551
                    Livermore, CA                               (Zip Code)
        (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(b) Departure of Named Executive Officer
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     On September 7, 2007, the employment of Mr. Matthew J. Murphy, Vice
President, Robotics Group with Adept Technology, Inc. was terminated.

5.02(e) Compensatory Arrangements of Certain Officers
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     Adept and Mr. Murphy entered into a Severance Agreement and Release of All
Claims dated as of August 27, 2007, pursuant to which Adept agreed to pay to Mr. Murphy, in addition to earned salary through the termination date of September 7, 2007, the sum of $37,271, payable in a single payment ten days after entry into the severance agreement and entered into customary waivers and releases of claims. The Severance Agreement includes customary periods for review, entry into and revocation of, the agreement.

     The Severance Agreement is attached as an exhibit to this Current Report on Form 8-K, and the description of the Severance Agreement is qualified by reference thereto.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

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        Exhibit No.    Description
        -------------- ---------------------------------------------------------
        10.1* Severance Agreement dated as of August 27, 2007 between Adept Technology, Inc. and Matthew J. Murphy.
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* Compensatory arrangement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADEPT TECHNOLOGY, INC.


Date: September 13, 2007                By: /s/ Lisa M. Cummins
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                                            Lisa M. Cummins
                                            Vice President of Finance and Chief
                                            Financial Officer